UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 14, 2014

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On February 14, 2014, Lawson Products, Inc. (“Lawson” or the “Company”) completed the previously announced sale of substantially all of the assets of Automatic Screw Machine Products Company, Inc. (“ASMP”), its wholly owned subsidiary, to Nelson Stud Welding, Inc. (“Buyer”), an indirect subsidiary of Doncasters Group Limited, for a cash purchase price of $12.5 million, subject to adjustments based on the closing date net working capital, plus the assumption of certain liabilities. In addition, the Buyer has agreed to lease the real property located in Decatur, Alabama previously used by ASMP.

In connection with the sale of ASMP, the Company and The PrivateBank and Trust Company ("PrivateBank") entered into a Consent and Third Amendment to Loan and Security Agreement (the "Amendment"). The Amendment confirms PrivateBank’s consent to the sale of ASMP as set forth above and releases ASMP from any and all liabilities and obligations under the Loan and Security Agreement between the Company and PrivateBank.

The foregoing summary of the sale of ASMP is qualified in its entirety by the Asset Purchase Agreement by and between ASMP, Baron Divestiture Company, the Company and Nelson Stud Welding, Inc., which agreement is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 16, 2013.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided by Item 1.01 of this Current Report on Form 8-K with respect to the sale of assets of ASMP is hereby incorporated into this Item 2.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(b)(1)    Pro forma financial information.

Pro forma financial information required by this item related to the sale of ASMP is attached as Exhibit 99.1 to this Current Report.

(d)    Exhibits.

2.1
Asset Purchase Agreement by and among Automatic Screw Machine Products Company, Inc., Baron Divestiture Company Lawson Products, Inc. and Nelson Stud Welding, Inc., which is hereby incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on October 16, 2013.

10.1	Consent and Third Amendment to Loan and Security Agreement

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date: February 18, 2014	By: /s/ Ronald J. Knutson
Name: Ronald J. Knutson
Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consent and Third Amendment to Loan and Security Agreement
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information